                                                                     EXHIBIT 4.1


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
COMMON STOCK                                                              COMMON STOCK


FBC-

                             FRANKLIN BANCORP, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF MICHIGAN

                                                                          SEE REVERSE FOR
                                                                          CERTAIN DEFINITIONS

                                                                          CUSIP 35242V 10 5

THIS CERTIFIES THAT


IS THE OWNER OF

   FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF
                             FRANKLIN BANCORP, INC.
transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed.
This Certificate is not valid unless countersigned by the Transfer
Agent and registered by the Registrar.
WITNESS a facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:
COUNTERSIGNED AND REGISTERED:                                   PRESIDENT
       EquiServe Trust Company, N.A.
              TRANSFER AGENT AND REGISTRAR
BY
                           AUTHORIZED SIGNATURE
                                                                SECRETARY

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
                             FRANKLIN BANCORP, INC.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

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
TEN COM - as tenants in common                                UNIF GIFT MIN ACT -____________Custodian_____________
TEN ENT - as tenants by the entireties                                              (Cust)              (Minor)
JT TEN - as joint tenants with right of                                          under Uniform Gifts to Minors
         survivorship and not as
         tenants in common
                                                                                 Act_______________________________
                                                                                                 (State)

                                                              UNIF TRF MIN ACT - __________Custodian (until age_______)
                                                                                    (Cust)

                                                                                 _____________under Uniform Transfers

                                                                                to Minors Act________________________
                                                                                                     (State)

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     Additional abbreviations may also be used though not in the above list.

 For value received, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
TAXPAYER IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE

_____________________________________________________________________ shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________Attorney,
to transfer the said stock on the books of the within named Corporation with full power of substitutions in the premises.


Dated______________________             X_____________________________________

                                        X_____________________________________

Notice: The signature(s) to this assignment must correspond with the name(s) written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatsoever.

Signature(s) Guaranteed


By_________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.




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